EXHIBIT 10-7

                                WARRANT AGREEMENT



         WARRANT AGREEMENT, dated as of 31st day of March, 1997, by and between Super Vision International, Inc., a Delaware corporation (the "Company") and Brett M. Kingstone (the "Employee").

         The Company desires to provide an incentive to the Employee to exercise his best efforts on the Company's behalf by granting to the Employee the warrant provided for herein. This warrant is granted to replace the 2,891,870 shares of Class B Common Stock previously owned by Employee and held in escrow, which shares were delivered to the Company for cancellation, effective as of the date hereof.

         IT IS AGREED as follows:

         1. Grant of Warrant. The Company hereby grants to the Employee on the date hereof the right and option to purchase (subject to adjustment as set forth herein) an aggregate of 289,187 of its shares of Class A Common Stock ("Shares") at an exercise price per share of $7.00 (the "Exercise Price").

         2. Warrant Period. The warrant granted hereby shall expire at 5:00 p.m. on March 31, 2007 (the "Expiration Date").

         3. Exercise of Warrant.

                  A. This warrant may be exercised in whole or in part, at any time, from time to time, prior to the Expiration Date. This warrant may not be exercised at any time on or after the Expiration Date.

                  B. This warrant shall only be exercisable for so long as the Employee continues to be employed by the Company (which shall be deemed to include any leave of absence approved by the Board of Directors of the Company) from the date hereof through the Expiration Date.

                  C. In the event the Employee dies prior to the Expiration Date, this warrant shall thereafter be exercisable for a one-year period following the Employee's death by his executors or administrators to the full extent to which this warrant was exercisable by the Employee at the time of his death.

                  D. If the termination of the Employee's employment is for cause or is otherwise attributable to a breach by the Employee of an employment or confidentiality or non-disclosure agreement, this warrant shall expire immediately upon such termination.


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                  E. The Employee may exercise this warrant by delivering to the
Company a written notice duly signed by the Employee in the form attached hereto as Exhibit A stating the number of shares that the Employee has elected to purchase, and accompanied by payment (in cash or by certified check) of an amount equal to the full purchase price for the Shares to be purchased. The notice must also contain a statement (if required by, and in a form acceptable to, the Company) that the Employee is acquiring the Shares for investment and not with a view toward their distribution or resale. Following receipt by the Company of such notice and payment, the Company shall issue, as soon as practicable, the Shares in the name of the Employee and deliver the certificate therefor to the Employee. No Shares shall be issued until full payment therefor has been made and until the Company has complied with all requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, any securities exchange on which the Company's stock may then be listed and all applicable state laws in connection with the issuance of the Shares or the listing of the Shares on said securities exchange. All Shares purchased upon exercise of this Warrant in accordance with this Section shall be fully paid and nonassessable.

                  F. In lieu of delivering the Exercise Price in cash or check, the Employee may elect to receive shares equal to the value of this warrant or portion thereof being exercised (the "Net Issue Exercise"). If the Employee wishes to elect the Net Issue Exercise, the Employee shall notify the Company of his election in writing at the time the Employee delivers to the Company the notice of exercise. In the event the Employee shall elect the Net Issue Exercise, the Employee shall receive the number of shares of Common Stock equal to the product of (i) the number of shares of Class A Common Stock purchasable under the Warrant, or portion thereof being exercised, and (ii) the current market value, as defined below, of one share of Class A Common Stock minus the Exercise Price, divided by (iii) the current market value, as defined below, of one share of Class A Common Stock. Current market value of a share shall be determined as follows:

                           (i) If the Class A Common Stock is listed on a
national securities exchange or listed for trading on the Nasdaq Stock Market, the current market value shall be the last reported sale price of the Class A Common Stock on such exchange or system on the last business day prior to the date of exercise of this warrant or if no such sale if made on such day, the average closing bid and asked prices for such day on such exchange or system; or

                           (ii) If the Class A Common Stock is not so listed,
the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this warrant; or

                           (iii) If the Class A Common Stock is not so listed
and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of this warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Corporation.

         4. Termination. Nothing contained in this Warrant Agreement shall confer upon the Employee any right to be employed by the Company nor prevent the Company from terminating its current relationship with the Employee at any time, with or without cause.

         5. Transferability of Warrant. This warrant shall be transferable, subject to applicable securities laws. Any transferee of this warrant shall execute an instrument reasonably satisfactorily to the Company agreeing to be bound by the terms and conditions of this Warrant Agreement.

         6. Compliance With Securities Laws. If, at any time, counsel to the Company shall determined that the listing, registration or qualification of the Shares subject to this warrant upon any securities exchange or under any state or federal law, the consent or approval of any governmental or regulatory body, the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of Shares, this warrant may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition, shall have been effected or obtained on conditions acceptable to the Company's Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

         7. Rights as a Shareholder. The Employee shall have no rights as a shareholder with respect to any shares covered by this warrant (including, without limitation, any rights to receive dividends or non-cash distributions with respect to the Shares) until the date of issue of a stock certificate to him or her for the Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         8. Adjustment Provisions for Recapitalizations, Reorganizations and Related Transactions.

                  (a) Recapitalizations and Related Transactions. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the number and kind of shares or other securities subject to this warrant, and (y) the price for each share subject to this warrant, without changing the aggregate purchase price as to which this warrant remains exercisable.

                  (b) Reorganization, Merger and Related Transactions. If the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, this warrant shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to this warrant would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which this warrant may be exercised so that the aggregate purchase price as to which this warrant may be exercised shall be the same as the aggregate purchase price as to which this warrant may be exercised for the Shares remaining subject to this warrant immediately prior to such reorganization, merger, or consolidation.

                  (c) Board Authority to Make Adjustments. Any adjustments under this Section 9 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued hereunder on account of any such adjustments.

         9. Merger, Consolidation, Asset Sale, Liquidation, etc.

                  (a) General. In the event of a consolidation or merger in which the Company is not the surviving corporation, or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company (collectively, a "Corporate Transaction"), the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, with respect to this warrant: (i) provide that the warrant shall be assumed, or equivalent warrants shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the Employee, provide that the warrant will terminate to the extent unexercised immediately prior to the consummation of such transaction unless exercised by the Employee within a specified period following the date of such notice, (iii) in the event of a Corporate Transaction under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the "Transaction Price"), make or provide for a cash payment to the Employee equal to the difference between (A) the Transaction Price times the number of shares of Class A Common Stock subject to the warrant (to the extent then exercisable at prices not in excess of the Transaction Price) and (B) the aggregate exercise price of the warrant in exchange for the termination of the warrant, and (iv) provide that the warrant shall become exercisable in full immediately prior to such event.

         10. Withholding.

                  (a) The Company shall have the right to deduct from payments of any kind otherwise due to the Employee any federal, state or local taxes of any kind required by law to be withheld with respect to any Shares issued upon exercise of this warrant. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the Employee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Class A Common Stock otherwise issuable pursuant to the exercise of the warrant or (ii) by delivering to the Company shares of Class A Common Stock already owned by the Employee. The shares so delivered or withheld shall have a fair market value (as defined above) equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. The Employee may only satisfy his or her withholding obligation with shares of Class A Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

         11. Notices. Any notice to be given by the Employee hereunder shall be sent to the Company at its principal executive offices, and any notice from the Company to the Employee shall be sent to the Employee at his address set forth below; all such notices shall be in writing and shall be delivered in person or by registered or certified mail. Either party may change the address to which notices are to be sent by notice in writing given to the other in accordance with the terms hereof.


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         12. Governing Law.  This Agreement, as well as the grant of such warrant and issuance of such Shares, is and shall be governed by and construed in accordance with the laws of the State of Delaware applicable to the agreements made and to be performed entirely within such State.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                            SUPER VISION INTERNATIONAL, INC.





                                            By: /s/ John P. Stanney
                                                --------------------------------
                                                John P. Stanney



                                            EMPLOYEE





                                            By: /s/ Brett M. Kingstone
                                                --------------------------------
                                                Brett M. Kingstone



                                            Address:

                                            7718 Dawberry Court
                                            Orlando, Florida  32819

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                                 PURCHASE FORM


                         (To be signed and delivered to
                             ---------------------
                         upon exercise of the Warrant)



         The undersigned, the holder of the foregoing Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant, and to purchase thereunder _________ shares of Class A Common Stock, par value $.001, of Super Vision International, Inc. ("Shares"), and herewith makes payment of $_____________ ($______ per share) therefor, plus $__________ ($_____
per share) for withholding tax, if any, required in connection with the exercise of the Warrant, and requests that the Certificates for the Shares be issued in the name(s) of, and delivered to ____________________________ whose address(es) is/are _________________________.

         The undersigned hereby represents that the shares to be purchased upon the exercise of this Warrant are being purchased for investment only, and not with a view towards a sale, transfer, or distribution thereof.



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Dated:  ___________________, 19___




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